EXHIBIT 10.1


THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (COLLECTIVELY WITH THIS NOTE, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED, UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR UPON DELIVERY TO THE ISSUER OF THE SECURITIES OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS PURSUANT TO AVAILABLE EXEMPTIONS THEREFROM. THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS HEREOF.

                               CLAIMSNET.COM INC.
                      UNSECURED CONVERTIBLE PROMISSORY NOTE

$[_______]                                                  DALLAS, TEXAS
                                                            [____________], 2004

         Claimsnet.com Inc., a Delaware corporation (the "COMPANY"), for value received, hereby promises unconditionally to pay to [NAME OF NOTE HOLDER], or his or her permitted transferees or assigns (collectively, the "HOLDER"), in immediately available and lawful money of the United States of America ("DOLLARS" or "$"), the principal amount of [______________] Dollars ($[________]) (the "PRINCIPAL"), plus any accrued and unpaid Interest thereon, on the Maturity Date (as such terms are defined below).

         THIS UNSECURED CONVERTIBLE PROMISSORY NOTE (THIS "NOTE") IS ISSUED TO THE HOLDER IN CONNECTION WITH THE ISSUANCE BY THE COMPANY, FROM TIME TO TIME ON OR PRIOR TO [SEPTEMBER 30, 2004], OF SUBSTANTIALLY IDENTICAL UNSECURED CONVERTIBLE PROMISSORY NOTES, PROVIDED THAT SUCH OTHER PROMISSORY NOTES MAY VARY AS TO THEIR PRINCIPAL AMOUNTS AND THE DATES OF ISSUANCE THEREOF, WHICH OTHER PROMISSORY NOTES, IN THE AGGREGATE TOGETHER WITH THIS NOTE, ARE NOT GREATER IN PRINCIPAL AMOUNT THAN $400,000 (SUCH OTHER UNSECURED CONVERTIBLE PROMISSORY NOTES, COLLECTIVELY WITH THIS NOTE, THE "INVESTOR NOTES", AND THE HOLDERS OF SUCH INVESTOR NOTES, COLLECTIVELY WITH THE HOLDER, THE "INVESTORS"). THE FOLLOWING IS A STATEMENT OF THE RIGHTS OF THE HOLDER AND THE CONDITIONS TO WHICH THIS NOTE IS SUBJECT, AND TO WHICH THE HOLDER, BY THE ACCEPTANCE OF THIS NOTE, AGREES.

         1. CERTAIN DEFINITIONS; CERTAIN INTERPRETATIONS.

                  1.1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following meanings:

                  "BUSINESS DAY" means any day that is not a Saturday, Sunday or a legal holiday in the State of Texas.

                  "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company. "CONVERSION PRICE" means $0.40 per share, subject to adjustment as provided in this Note.

                  "CONVERSION SECURITIES" means the shares of Common Stock issuable upon conversion of this Note in accordance with Sections 5.1 and 5.2(d).

                  "EVENT OF DEFAULT" shall have the meaning assigned to such term in Section 4.

                  "INTEREST" shall have the meaning assigned to such term in
Section 2.2.

                  "INVESTORS" shall have the meaning assigned to such term in the Preamble.

                  "INVESTOR NOTES" shall have the meaning assigned to such term in the Preamble.

                  "ISSUE DATE" means the first date written above, which is the date of execution and issuance of this Note.

                  "MATURITY DATE" means September __, 2007.

                  "PERSON" means any individual, corporation, limited liability company, partnership, limited partnership, limited liability partnership, firm, joint venture, association, joint stock company, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  1.2. CERTAIN INTERPRETATIONS. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference to any law, rule or regulation herein shall be construed as referring to any amendment or modification of such law, rule or regulation, (c) any reference herein to any Person shall be construed to include such Person's permitted successors and assigns, (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this
Note in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, except as otherwise expressly provided, and (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         2. REPAYMENT.

                  2.1. PRINCIPAL. Unless earlier paid, converted or accelerated in accordance with the provisions hereof, the entire outstanding Principal shall be due and payable on the Maturity Date. Promptly following the payment in full of this Note, the Holder shall surrender this Note to the Company for cancellation.

                  2.2. INTEREST. Interest on the unpaid Principal ("INTEREST") during the period from the Issue Date through the Maturity Date, shall accrue at a rate of seven percent (7%) PER ANNUM, non-compounding. Interest shall be computed on the basis of a 365-day year applied to actual days elapsed. Unless the Interest on this Note is earlier paid, converted or accelerated in accordance with the provisions hereof, all Interest then accrued and unpaid shall be due and payable in cash on the Maturity Date (concurrently with the payment of Principal as provided in Section 2.1).

                  2.3. LOCATION AND EXTENSION OF TIME FOR REPAYMENTS. All payments (including any prepayments) of Principal, Interest and other amounts due and payable by the Company pursuant to this Note shall be paid to the Holder at such Holder's address for notice pursuant to Section 7.8. If the outstanding Principal and Interest become due and payable on any day other than a Business Day, the payment date thereof (including, without limitation, the Maturity Date) shall be automatically extended to the next succeeding Business Day, and to such payable amounts shall automatically be added the Interest which shall have accrued during such extension period at the rate per annum herein specified.

         3. PREPAYMENTS.

                  3.1. OPTIONAL PREPAYMENT. Outstanding amounts under this Note may be prepaid, in whole or in part, at any time at the option of the Company upon at least thirty days' prior written notice to the Holder (a "PREPAYMENT Notice"), which Prepayment Notice shall set forth the amount of Principal and Interest to be prepaid by the Company and the date thereof; PROVIDED, that, such prepayment is made substantially simultaneously and PARI PASSU with prepayment of the other Investor Notes, in each case, as provided in Section 3.2.

                  3.2. APPLICATION OF PREPAYMENTS. Prepayments made by the Company pursuant to this Section 3 shall be applied as follows:

                            (i) First, to repayment of accrued and unpaid interest on the Investor Notes, PRO RATA based on each Investor's share of the aggregate amount of accrued interest then owed to the Investors under all Investor Notes; and

                           (iii) Second, to repayment of the unpaid principal under the Investor Notes, PRO RATA based on each Investor's share of the aggregate principal amount then owed to the Investors under all Investor Notes.

                  3.4. NO PREMIUMS, PENALTIES OR CONSENT. No premium or penalty shall be payable, and no consent of the Holder or the other Investors shall be required, in connection with any prepayment of this Note or other Investor Notes.

         4. EVENTS OF DEFAULT.

                  If one or more of the following events shall have occurred and be continuing (each, an "EVENT OF DEFAULT"):

                  (a) the Company shall fail to pay within ten (10) days of when due any principal of, or accrued interest on, this Note or any of the other Investor Notes;

                  (b) the Company shall consummate the sale of all or substantially all of its assets, or liquidate, dissolve or wind up;

                  (c) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or

                  (d) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed for a period of sixty (60) days; or an order for relief shall be entered against the Company under the federal bankruptcy laws as now or hereafter in effect.

THEN, and in each and every such Event of Default, the Holder may, by written notice to the Company, declare this Note to be, and this Note shall thereupon become, immediately due and payable in full without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; PROVIDED, HOWEVER, that in the case of any of the Events of Default specified in clauses (c) or (d) above, without any notice to the Company or any other act by the Holder or the other Investors, this Note shall become immediately due and payable in full without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

         5. CONVERSION.

                  5.1. CONVERSION. At the option of the Holder, exercised in accordance with this Section 5, at any time or from time to time prior to the Maturity Date, all or any portion of the outstanding Principal and Interest shall be converted into a number of shares of Common Stock equal to the quotient obtained by dividing (i) the aggregate Principal and Interest then outstanding by (ii) the Conversion Price. Notwithstanding anything herein to the contrary, Holder shall have the right to exercise its conversion rights hereunder after receipt of a Prepayment Notice and on or prior to the date of any such prepayment by the Company in accordance with such Prepayment Notice.

                  5.2. ADJUSTMENT OF CONVERSION PRICE. (a) In case the Company shall at any time issue shares of Common Stock for no consideration by way of dividend or other distribution on the outstanding Common Stock of the Company or subdivide or combine the outstanding shares of Common Stock of the Company, the Conversion Price shall forthwith be proportionately decreased in the case of such dividend, distribution or subdivision, or increased in the case of combination and, in either case, rounded up or down to the nearest one cent. An adjustment made pursuant to this Section 5.2 shall become effective when such dividend, distribution, subdivision or combination, as the case may be, is actually made or becomes effective.

                  (b) No adjustment in the Conversion Price or in the number of shares of Common Stock issuable upon conversion pursuant to Section 5.1 shall be made by reason of the issuance in exchange for cash, property or services of shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, or carrying the right to purchase any of the foregoing.

                  (c) In case of any reorganization, recapitalization or reclassification of the Company or the outstanding Common Stock or in the case of any consolidation or merger of the Company with another entity as a result of which the Company is not the surviving entity, or in the case of any sale of all, or substantially all, of its property, the Holder shall instead thereafter have the right pursuant to Section 5.1 to convert the outstanding Principal and Interest under this Note into the kind and amount of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock which the Holder would have had the right to convert this Note into immediately prior to such reorganization, reclassification, consolidation, merger or sale, at a price equal to the Conversion Price then in effect pertaining to this Note (the kind, amount and price of such stock or other securities or property to be subject to subsequent adjustment as provided in this Section 5.2). Notwithstanding anything contained herein to the contrary, no adjustment of the Conversion Price shall be made by reason of the issuance of Common Stock or other securities pursuant to the acquisition by the Company of all or substantially all of the stock, other securities or property of any other entity.

                  (d) Irrespective of any adjustments in the Conversion Price, this Note and any replacement notes theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Note.

                  5.3. MECHANICS OF CONVERSION. If the Holder determines to convert all or any portion of this Note pursuant to Section 5.1, the Holder shall (i) notify the Company, in writing, at least three (3) Business Days prior to the contemplated date, of the Holder's election to convert all or any portion of this Note, and (ii) surrender this Note for cancellation, duly endorsed, at the office of the Company, or at such other place designated by the Company. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note as provided in the immediately preceding sentence.

                  5.4. ISSUANCE OF CERTIFICATES; ISSUANCE TAX. Promptly upon conversion of any outstanding Principal and Interest, the Company shall issue to the Holder certificates representing the number of shares of Common Stock into which such Principal and Interest, have been converted. Upon conversion of an amount less than the total outstanding Principal and Interest then, subject to
Section 5.5, the Company shall issue to the Holder a duly authorized, validly issued replacement note evidencing the portion of the outstanding Principal and Interest that was not so converted. The issuance of certificates for Conversion Securities or a replacement note shall be made without charge to the Holder for any issuance tax in respect thereof, if any, other than taxes in connection with the issuance of a certificate for Conversion Securities in the name of any Person other than the Holder.

                  5.5. NO FRACTIONAL SHARES; RELEASE OF OBLIGATIONS UNDER NOTE. No fractional Conversion Securities shall be issued upon conversion of the outstanding Principal and Interest under this Note; rather, the Company shall round the number of Conversion Securities to be issued to the nearest whole number. Upon conversion or payment in full of the outstanding Principal and Interest and any other amounts due and payable under this Note and the issuance of any securities or other property issuable in connection with the conversion hereof, the Company shall be forever released from all of its obligations, undertakings and liabilities under this Note.

         6. REPLACEMENT OF NOTE.

                  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it (with or without requirement of a surety bond in the Company's sole discretion), and upon reimbursement to the Company of all reasonable expenses incidental thereto, and (if mutilated) upon surrender and cancellation of this Note, the Company shall make and deliver to the Holder a new promissory note of like tenor in lieu of this Note. Any replacement promissory note made and delivered in accordance with this Section 6 shall be dated as of the date hereof.

         7. MISCELLANEOUS.

                  7.1. SURVIVAL. All agreements and covenants contained in this Note shall survive the execution hereof and shall remain in full force and effect until the earlier to occur of (i) the payment in full of all outstanding Principal and Interest, and any other amounts due and payable, under this Note, and (ii) the conversion of all outstanding Principal and Interest under this Note, if applicable, into Conversion Securities in accordance with Section 5.

                  7.2. ASSIGNMENT. The Holder may not assign or otherwise dispose of this Note or the rights and obligations hereunder (including by operation of law) without the prior written consent of the Company. Notwithstanding anything to the contrary in the foregoing, this Note may not be assigned or otherwise disposed of by the Holder unless (i) registered under the Securities Act and applicable state securities laws or (ii) the Company receives an opinion of counsel to the proposed transferor in form and substance satisfactory to the Company, to the effect that such proposed assignment or other disposition is exempt from the registration requirements of the Securities Act and applicable state securities laws. Any instrument purporting to make an assignment or other disposition in violation of this Section 7.2 shall be void.

                  7.3. BENEFITS OF NOTE. The terms and provisions of this Note shall be binding upon the successors, assigns, heirs, executors and administrators of the Company and the Holder and shall inure to the benefit of, and be enforceable by, each Person who shall be a registered holder of this Note from time to time. The Holder shall have no rights as a member of the Company solely by virtue of the ownership of this Note.

                  7.4. SEVERABILITY. In case any provision of this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  7.5. FURTHER ASSURANCES. The Holder agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the Company hereto to effectuate the purposes of this Note.

                  7.6. AMENDMENT AND WAIVER. The terms and provisions of this Note may only be modified, amended or waived in writing signed by the Company and the Holder. All modifications, amendments, waivers and consents shall be effective only in the specific instance for the purpose for which given.

                  7.7. DELAYS OR OMISSIONS. No delay by the Holder or the Holder's agents in exercising any powers or rights hereunder shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise.

                  7.8. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile transmission if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

          IF TO THE COMPANY:        Claimsnet.com inc.
                                    14860 Montford Drive, Suite 250
                                    Dallas, Texas 75254
                                    Attention: Chief Executive Officer
                                    Facsimile:  (214) ___-____

          WITH A COPY TO:           Reitler Brown & Rosenblatt LLC
                                    800 Third Avenue, 21st Floor
                                    New York, New York 10022
                                    Attention:  John F. Watkins, Esq.
                                    Facsimile:  (212) 371-5500

          IF TO HOLDER:             [HOLDER]
                                    [ADDRESS]
                                    Attention:  [_______________]
                                    Facsimile:  [_______________]

OR, to such other address or facsimile number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

                  7.9. TITLES AND SUBTITLES. The titles of the sections and subsections of this Note are for convenience of reference only and are not to be considered in construing this Note.

                  7.90. GOVERNING LAW. This Note shall be construed in accordance with, and governed by, the laws of the State of Delaware (without giving effect to conflict of laws principles).

                  7.11. CONSENT TO EXCLUSIVE JURISDICTION AND SERVICE OF PROCESS. The Company and the Holder each hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Texas and of the Federal courts sitting in the State of Texas in any action or proceeding directly or indirectly arising out of or relating to this Note or the transactions contemplated hereby (whether based in contract, tort, equity or any other theory). The Company and the Holder each agrees that all actions or proceedings arising out of or relating to this Note must be litigated exclusively in any such court that sits in the County of Dallas, and accordingly, each party irrevocably waives any objection which he or it may now or hereafter have to the laying of the venue of any such action or proceeding in any such court. The Company and the Holder each further irrevocably consents to service of process in the manner provided for notices in Section 7.8. Nothing in this Note will affect the right of the Company or the Holder to serve process in any other manner permitted by law.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused its duly authorized representative to execute this Note, and the Company has caused this Note to be issued, each as of the date first set forth above.

                                        CLAIMSNET.COM INC.


                                        By:___________________________________
                                           Name:
                                           Title:




             SIGNATURE PAGE - UNSECURED CONVERTIBLE PROMISSORY NOTE